Exhibit 99.1

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof between Healthcare Providers Direct Inc., a Nevada corporation (the “Company”), and the undersigned (the “Subscriber”).

W I T N E S S E T H:
WHEREAS, the Company is conducting a private offering (the “Offering”), consisting of a minimum of $250,000 (the “Minimum Offering”) up to a maximum of $750,000 (the “Maximum Offering”) in the aggregate face amount of 12% Subordinated Secured Convertible Debentures (the “Debentures”), pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder; and

WHEREAS, the Subscriber desires to purchase an aggregate principal amount of the Debentures set forth on the signature page hereof on the terms and conditions hereinafter set forth; and

WHEREAS, in connection with the purchase of the Debentures, the Subscriber will receive a warrant to purchase such number of shares of common stock (the “Common Stock”) of the Company (the “Warrants”) equal to the aggregate face amount of the Debenture divided by the conversion price of the Debenture (the “Conversion Price”), and collectively with the Debenture, the “Securities”).

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SHARES AND REPRESENTATIONS AND COVENANTS BY SUBSCRIBER

1.1 Subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, such aggregate principal amount of the Debentures as is set forth on the signature page hereof.  The purchase price is payable by wire transfer, to be held in escrow until the Minimum Offering is achieved, to:

Citibank
New York, NY
A/C of Sichenzia Ross Friedman Ference LLP
A/C#:
ABA#:
SWIFT Code:
REMARK:  HEALTHCARE PROVIDERS/[PURCHASERNAME]

1.2 Offering Period; Maximum.  The Securities will be offered for sale until the earlier of (i) the closing on the Maximum Offering or (ii) July 31, 2008, (the “Termination Date”), subject to the right of the Company to extend the Termination Date for up to 30 additional days.  The Offering is being conducted on a best-efforts basis.

1.3 Closings.  The Company may hold an initial closing (“Initial Closing”) at any time after the receipt of accepted subscriptions for the Minimum Offering prior to the Termination Date.  After the Initial Closing, subsequent closings with respect to additional Securities may take place at any time prior to the Termination Date as determined by the Company, with respect to subscriptions accepted prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”).  The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing”.  Any subscription documents or funds received after the Final Closing will be returned, without interest or deduction.  In the event that the any Closing does not occur prior to the Termination Date, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction.

1.4 The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company has limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; and (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends.  Without limiting the generality of the representations set forth in Section 1.5 below, the Subscriber represents that the Subscriber has carefully reviewed the Company’s Form 10-KSB for the fiscal year ended December 31, 2007, including the section captioned “Risk Factors.”

1.5 The Subscriber represents that the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act, as indicated by the Subscriber’s responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Securities.

1.6 The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange nor on the National Association of Securities Dealers, Inc. (the “NASD”) automated quotation system (“NASDAQ”), or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Securities to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.7 The Subscriber hereby acknowledges receipt and careful review of this Agreement, the Warrant and the Debenture (as defined below), and any documents which may have been made available upon request as reflected therein (collectively referred to as the “Offering Materials”) and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering; provided, however that no investigation performed by or on behalf of the Subscriber shall limit or otherwise affect its right to rely on the representations and warranties of the Company contained herein.

1.8 (a)           In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder.  The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Offering Materials.

(b)               The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or another person whom the Subscriber believed to be an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.9 The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D.  The Subscriber understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.10 The Subscriber understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention.  In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by the Subscriber to hold the Securities for any particular length of time and the Company acknowledges that the Subscriber shall at all times retain the right to dispose of its property as it may determine in its sole discretion, subject to any restrictions imposed by applicable law.  The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

1.11 The Subscriber understands that the Common Stock issuable upon conversion of the Debentures (the “Conversion Shares”) and upon exercise of the Warrants (the “Warrant Shares” and collectively with the Conversion Shares, the “Common Shares”) is quoted on the OTC Bulletin Board and that there is a limited market for the Common Stock.  The Subscriber understands that even if a public market develops for the Common Shares, Rule 144 (“Rule 144”) promulgated under the Securities Act requires for non-affiliates, among other conditions, a six month holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act.  The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Securities or the Common Shares under the Securities Act or any state securities or “blue sky” laws other than as set forth in Article V.

1.12 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities and the Common Shares that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

1.13 It is agreed that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Shares and to close the Offering to the Subscriber at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to such Securities.

1.14 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.15 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities.  This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.16 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.17 The Subscriber acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

1.18 The Subscriber acknowledges that at such time, if ever, as the Securities or the Common Shares are registered (as such term is defined in Article V hereof), sales of the Securities and the Common Shares will be subject to state securities laws.

1.19 The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1 Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted.  Each of the Company’s subsidiaries (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company and its Subsidiaries, taken as a whole, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement and the Offering Materials.

2.2 Capitalization and Voting Rights.  The authorized, issued and outstanding capital stock of the Company is as set forth in Schedule 2.2 hereto.  Except as set forth in Schedule 2.2 hereto, (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (ii) neither the Company nor any Subsidiary has any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (iii) there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or any Subsidiary or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue any shares of capital stock of the Company or any Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Company or any Subsidiary.  Except as set forth in Schedule 2.2 and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Charter Documents, Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.  All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and the shares of capital stock of the Subsidiaries are owned by the Company, free and clear of any mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”) except as set forth on Schedule 2.2. All of such outstanding capital stock has been issued in compliance with applicable federal and state securities laws.  Except as set forth on Schedule 2.2, the issuance and sale of the Securities or the Common Shares as contemplated hereby will not obligate the Company to issue shares of Common Stock or other securities to any other person (other than the Subscribers) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.  The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

2.3 Authorization; Enforceability.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith.  Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.4 No Conflict; Governmental Consents.  The execution, delivery and performance by the Company of the Transaction Documents and the consummation by it to which it is a party of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

2.5 Consents of Third Parties.  No vote, approval or consent of any holder of capital stock of the Company or any other third parties is required or necessary to be obtained by the Company in connection with the authorization, execution, deliver and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and the Common Shares, except as previously obtained, each of which is in full force and effect.

2.6 Licenses.  Except as otherwise set forth in the SEC Reports (as defined below), the Company and its Subsidiaries have sufficient licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses or ownership of properties and is in all material respects in compliance therewith.

2.7 Litigation.  Except as set forth in the SEC Reports (as defined below), the Company knows of no pending or threatened legal or governmental proceedings against the Company or any Subsidiary which could materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries, taken as a whole, or which materially and adversely questions the validity of this Agreement or the other Transaction Documents or the right of the Company to enter into this Agreement and the other Transaction Documents, or to perform its obligations hereunder and thereunder. Neither the Company nor any Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries taken as a whole. There is no action, suit, proceeding or investigation by the Company or any Subsidiary currently pending in any court or before any arbitrator or that the Company or any Subsidiary intends to initiate.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or since February 7, 2007 has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the Company’s knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the federal securities laws.

2.8 Disclosure.  The information set forth in the Offering Materials as of the date hereof and as of the date of each Closing contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.9 Investment Company.  The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.10 Sales Commissions.  The Company may pay a sales commission of up to 8% of the gross proceeds of the sale of the Securities in cash and issue such number of Warrants equal to 8% of the aggregate amount of Securities Subscribed for (including shares of common stock issuable upon conversion of the Debentures and exercise of the Warrants) to registered broker-dealers or others to whom such commissions may legally be paid.

2.11 Intellectual Property. the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports (as defined below) as necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.12 Title to Properties and Assets; Liens, Etc.  Except as described in the SEC Reports (as defined below), the Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Company’s financial statements, and good title to its leasehold estates, in each case subject to no Encumbrances, other than (a) those resulting from taxes which have not yet become delinquent; and (b) Encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (c) those that have otherwise arisen in the ordinary course of business, none of which are material.  The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

2.13 Obligations to Related Parties.  Except as described in the SEC Reports (as defined below), there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).  Except as disclosed in the SEC Reports (as defined below), none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

2.14 SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Act and Securities Exchange Act of 1934 (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the footnotes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.15 Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a material adverse effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to generally accepted accounting principles or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information.

2.16 Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

2.17 Compliance.  The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a material adverse effect.

2.18 Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged.  The Company has no reason to believe that it will not be able to renew its and the Subsidiaries’ existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company’s and such Subsidiaries’ respective lines of business.

2.19 Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

2.20 Internal Accounting Controls.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

2.21 Listing and Maintenance Requirements.  Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any trading market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof.  The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing or quotation of the Common Stock on the trading market on which the Common Stock is currently listed or quoted.  The issuance and sale of the Securities and/or the issuance of the Common Shares under the Agreement does not contravene the rules and regulations of the trading market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Subscribers the Securities and Common Shares contemplated by this Agreement.

2.22 No General Solicitation. None of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

2.23 No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

2.24 Application of Takeover Protections.  The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Charter Documents or the laws of its state of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Company's issuance of the Securities and the Subscribers' ownership of the Securities.

2.25 Privacy.  The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name of the Subscriber in any registration statement filed pursuant to Article V in which the Subscriber’s Securities are included.

2.26 No Additional Agreements.  The Company does not have any agreement or understanding with any Subscribers with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.

2.27 Taxes. Each of the Company and its subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects, except for such failures to file which could not reasonably be expected to have a Material Adverse Effect.  The Company and each subsidiary has paid all taxes pursuant to such returns or pursuant to any assessments received by any of them or by which any of them are obligated to withhold from amounts owing to any employee, creditor or third party. The Company and each subsidiary has properly accrued all taxes required to be accrued and/or paid, except where the failure to accrue would not have a Material Adverse Effect.  To the knowledge of the Company, the tax returns of the Company and its subsidiaries are not currently being audited by any state, local or federal authorities.  Neither the Company nor any subsidiary has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.  The Company has set aside on its books adequate provision for the payment of any unpaid taxes.

III.	TERMS OF SUBSCRIPTION

3.1 All funds shall be submitted directly to the Company’s account identified in Section 1.1 hereof.

3.2 The Debentures and Warrants purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber as soon as practicable following the Closing at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the Debentures and Warrants purchased by the Subscriber pursuant to this Agreement directly to the Subscriber’s residential or business or brokerage house address indicated on the signature page hereto.

IV.	CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

4.1 The Subscriber’s obligation to purchase the Securities at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a) Representations and Warranties; Covenants.  The representations and warranties made by the Company in Section 3 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b) No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c) No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(d) Required Consents.  The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(e)           Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect.

(f)           No Suspensions of Trading in Common Stock; Listing.  Trading in the Common Stock shall not have been suspended by the SEC or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a trading market.

(g)           Blue Sky.  The Company shall have completed qualification for the Securities and the Common Shares under applicable Blue Sky laws.

V.	REGISTRATION RIGHTS

If at any time within 150 days of the Final Closing the Company shall determine to file with the Securities and Exchange Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended (the “Securities Act”), of any of its equity securities (other than (i) the amendment of a Registration Statement previously filed or the filing of a Registration Statement that was previously filed and withdrawn or (ii) on Form S-4, Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide, employee benefit plans), the Company shall use its best efforts to include in such Registration Statement all of the shares issuable upon conversion of the securities sold pursuant to the terms of this Agreement; provided, however, that it shall be within Company’s sole discretion to reduce or eliminate the number of securities that are included in a Registration Statement to the extent necessary to satisfy the Securities and Exchange Commission’s requirements pursuant to Rule 415 under the Securities Act.

VI.	COVENANTS OF THE COMPANY

6.1  Integration.  The Company shall not, and shall ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Subscribers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market in a manner that would require stockholder approval of the sale of the securities to the Subscribers.

6.2 Listing of Securities.  The Company agrees, (i) if the Company applies to have the Common Stock traded on any other trading market, it will include in such application the Registrable Securities, and will take such other action as is necessary or desirable to cause the Registrable Securities to be listed on such other trading market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a trading market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the trading market.

6.3 Reservation of Shares.  The Company shall at all times while the Securities are outstanding maintain a reserve from its duly authorized shares of Common Stock of a number of shares of Common Stock sufficient to allow for the issuance of all Conversion Shares and Warrant Shares.

6.4 Conversion and Exercise Procedures.  The conversion procedures described in and the form of Notice of Conversion included in the Debentures set forth the totality of the procedures required by the Subscribers in order to convert the Shares.  The exercise procedures described in and the form of Form of Subscription included in the Warrant set forth the totality of the procedures required by the Subscribers in order to exercise the warrants.  The Company shall honor conversions of Shares and exercises of Warrants and shall deliver Common Stock in accordance with the terms, conditions and time periods set forth in this Agreement and the Certificate of Designation or Warrant (as applicable).

6.5 Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever any Subscriber exercises a right, election, demand or option under this Agreement and the Company does not timely perform its related obligations within the periods therein provided, then such Subscriber may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.6 Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.  If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.7 Right of Participation.  For a period of 6 months from the Final Closing, except in connection with the issuance of securities associated with (i) shares issued to officers, directors or employees of or consultants of the Company pursuant to any compensation agreement, plan or arrangement (ii) the issuance of Common Stock upon the exercise of any such options or warrants, provided such securities were issued prior to the date hereof, (iii) pursuant to a stock option plan that was approved by the board of directors and/or the stockholders of the Company or; (iv) issued for consideration other than cash pursuant to a merger, consolidation, acquisition, or similar business combination approved by the Company’s Board of Directors; (“Excepted Issuances”), the holders of the Debentures, shall have a pro-rata right (determined on an as-converted basis) to participate in subsequent issuances by the Company of debt, equity or other securities (the “Right of Participation”).  The Company shall give holders of the Debentures not less than five (5) business days prior written notice of any proposed sale by the Company of its Common Stock or other securities or debt obligations.  The holders of the Debentures who exercise their rights pursuant to this Right of Participation shall have the right during the five (5) business days following receipt of the notice to purchase such offered equity, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other outstanding at that time.  In the event such terms and conditions are modified during the notice period, the Company shall give holders of the Debentures prompt notice of such modification and shall have the right during the five (5) business days following the notice of modification to exercise such right.  If a holder of Debentures elects to not participate in such financing, then the remaining holders shall have the right to participate in that holder’s allocation on a pro rata basis.  An election by a holder not to exercise its Right of Participation with respect to a security issuance shall not effect such holder’s Right of Participation with respect to any other security issuance.

6.8 Indemnification.

(a) The Company agrees to indemnify and hold harmless the Subscriber, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Indemnified Parties”) from and against , any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Agreement, the Transaction Documents; and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Indemnified Party is a formal party to any such Proceeding.

(b) If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Advisor on the other, but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations.

6.9 Removal of Legends.  Upon the earlier of (i) registration for resale pursuant to Section V or (ii) Rule 144(b)(1)(i) becoming available the Company shall use best efforts (A) deliver to the transfer agent for the Common Stock (the “Transfer Agent”) irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by the Subscriber that Rule 144 applies to the shares of Common Stock represented thereby or (2) a statement by the Subscriber that such Subscriber has sold the shares of Common Stock represented thereby in accordance with the Plan of Distribution contained in the Registration Statement, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act.  From and after the earlier of such dates, upon an Subscriber’s written request, the Company shall promptly cause certificates evidencing the Subscriber’s Securities to be replaced with certificates which do not bear such restrictive legends, and Common Shares subsequently issued upon due conversion of the Debentures or due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Common Shares.

6.10 Most Favored Nation Provision.  From the date hereof until such time that the Debentures are no longer outstanding, if the Company effects a Subsequent Financing, each Purchaser may elect, in its sole discretion, to exchange all or some of the Debentures then held by such Purchaser for any securities issued in a Subsequent Financing on a $1.00 for $1.00 basis based on the outstanding principal amount of such Debentures, along with any liquidated damages and other amounts owing thereon, and the effective price at which such securities are to be sold in such Subsequent Financing; provided, however, that this Section 6.10 shall not apply with respect to (i) an Exempt Issuance or (ii) an underwritten public offering of Common Stock.

VII.	MISCELLANEOUS

7.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, to it at:
Healthcare Providers Direct, Inc.
3371 Route One, Suite 200
Lawrenceville, New Jersey  08648
Attn:  Norman Proulx, CEO

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn:  Richard A. Friedman, Esq.

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of receipt.

7.2 No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Subscriber holding at least 51% in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

7.3 Upon the execution and delivery of this Agreement by the Subscriber and the Company, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to reject any subscription, in whole or in part, provided the Company returns to Subscriber any funds paid by Subscriber with respect to such rejected subscription or portion thereof, without interest or deduction.

7.4 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW.  IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE COURTS STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

7.5 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

7.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

7.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

7.8 The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.9 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

7.10 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

7.11 Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Subscribers and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.12 Independent Nature of Subscribers' Obligations and Rights.  The obligations of each Subscriber under this Agreement are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under this Agreement.  The decision of each Subscriber to purchase Securities pursuant to this Agreement has been made by such Subscriber independently of any other Subscriber.  Nothing contained herein, and no action taken by any Subscriber pursuant thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.  Each Subscriber acknowledges that no other Subscriber has acted as agent for such Subscriber in connection with making its investment hereunder and that no Subscriber will be acting as agent of such Subscriber in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement.  Each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Subscribers has been provided with this same Agreement for the purpose of closing a transaction with multiple Subscribers and not because it was required or requested to do so by any Subscriber.

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

AGGREGATE FACE AMOUNT OF THE DEBENTURE = $_________ (the “Purchase Price”)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Entity Name (if applicable)	Entity Name (if applicable

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:  _________________________________

Blocker Provision Election:  Please choose from one of the two options below:

(check one)
□       My Warrant and Debenture shall contain a 4.99% blocker provision.
□       My Warrant and Debenture shall contain a 9.99% blocker provision.

Dated: _______ , 2008

This Subscription Agreement is agreed to and accepted as of ________________ , 2008.

HEALTHCARE PROVIDERS DIRECT INC.

By:	/s/
Norman Proulx
Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if Securities are
being subscribed for by an entity)

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Debentures, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 200_

_______________________________________
(Signature)

Exhibit A

CONFIDENTIAL INVESTOR QUESTIONNAIRE

The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)

Category I	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

SUITABILITY (please answer each question)

(a)           For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)           For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)           For all Subscribers, please list types of prior investments:

(d)           For all Subscribers, please state whether you have participated in other private placements before:

YES_______                                                      NO_______
(e)           If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Companies with no, or insignificant, assets and operations
Frequently
Occasionally
Never

(f)           For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                                                      NO_______
(g)           For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                                      NO_______
(h)           For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                                      NO_______
(i)           For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                                                      NO_______
(j)            For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                                      NO_______

MANNER IN WHICH TITLE IS TO BE HELD.  (circle one)

(a)           Individual Ownership
(b)           CommSharey Property
(c)           Joint Tenant with Right of
Survivorship (both parties
must sign)
(d)           Partnership*
(e)           Tenants in Common
(f)            Company*
(g)           Trust*
(h)           Other*
*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.13 NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):
Yes _________                                           No __________
If Yes, please describe:
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of NASD Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Confidential Investor Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

Date: ______________________                                                                                     By: ____________________________________

                                                                 Printed Name:__________________________________

25